Exhibit 1.1

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's two currently effective Registration Statements on Form
S-8 (SEC File Nos. 33-83112 and 333-07567) regarding the Company's Employee Stock Ownership/401(k) Plan.

                              /s/ Condley and Company, L.L.P.

                              Certified Public Accountants

Abilene, Texas
March 25, 1997